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                                                                    EXHIBIT 23.1

                              ACCOUNTANTS' CONSENT

The Board of Directors of The Gillette Company:

        We consent to the incorporation herein by reference of our reports dated February 11, 1999 included in The Gillette Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 and to the reference to our firm under the heading "Experts" in the prospectus.

                                          KPMG LLP

Boston, Massachusetts

July 1, 1999